THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln InvestmentSolutionsSM Variable Annuity

Supplement dated August 4, 2017 to the prospectus dated May 1, 2017

This Supplement outlines changes to your Lincoln InvestmentSolutionsSM individual annuity contract.  All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes only and requires no action on your part.
Investment Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit. The American Funds Global Bond Fund will not be available for election if you elect i4LIFE® Advantage Select Guaranteed Income Benefit on and after August 21, 2017.
Please refer to your prospectus for complete details about Investment Requirements.
Appendix – Guaranteed Income Benefit Percentages for Previous Rider Elections. The percentages applicable to i4LIFE® Advantage Select Guaranteed Income Benefit elections between January 9, 2017 and April 14, 2017 were misstated in your May 1, 2017 prospectus. The correct percentages are reflected in the following table:

Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-69	4.00%
65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

Please keep this Supplement for future reference.